Exhibit 99.4

Schedule of Real Estate and Accumulated Depreciation as of December 31, 2008

Description(1)		Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2008				Date of Completion of Construction	Date Acquired	Depreciation Life
	Debt	Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Hotels:
The Ritz-Carlton, Amelia Island, Florida	$—	$25	$115	$32	$26	$146	$172	$40	—	1998	40
Four Seasons, Atlanta, Georgia	—	5	48	18	7	64	71	18	—	1998	40
Grand Hyatt, Atlanta, Georgia	—	8	88	15	8	103	111	28	—	1998	40
Atlanta Marquis, Georgia	129	13	184	155	16	336	352	69	—	1998	40
Atlanta Midtown Suites, Georgia	—	—	26	4	—	30	30	10	—	1996	40
Westin Buckhead, Georgia	—	5	84	21	6	104	110	28	—	1998	40
Miami Biscayne Bay, Florida	—	—	27	16	—	43	43	14	—	1998	40
Boston Marriott Copley Place, Massachusetts	—	—	203	27	—	230	230	45	—	2002	40
Boston/Newton, Massachusetts	—	3	31	24	3	55	58	40	—	1997	40
Hyatt, Boston, Massachusetts	—	15	69	27	17	94	111	26	—	1998	40
Hyatt Regency, Burlingame, California	—	16	119	48	20	163	183	41	—	1998	40
Calgary, Canada	30	5	18	14	5	32	37	13	—	1996	40
Hyatt Regency, Cambridge, Massachusetts	—	18	84	15	19	98	117	27	—	1998	40
Chicago/Downtown Courtyard, Illinois	—	7	27	10	7	37	44	13	—	1992	40
Chicago Embassy Suites, Illinois	—	—	86	5	—	91	91	10	—	2004	40
Chicago O’Hare, Illinois	—	4	26	36	4	62	66	42	—	1998	40
Chicago O’Hare Suites, Illinois	—	5	36	5	5	41	46	11	—	1997	40
Swissôtel, Chicago, Illinois	—	29	132	17	29	149	178	40	—	1998	40
Coronado Island Resort, California	—	—	53	22	—	75	75	20	—	1997	40
Costa Mesa Suites, California	—	3	18	5	3	23	26	8	—	1996	40
Dallas Quorum, Texas	—	14	27	17	14	44	58	17	—	1994	40
Dayton, Ohio	—	2	30	7	2	37	39	9	—	1998	40
Hyatt DC Capitol Hill, Washington, D.C.	—	40	230	9	40	239	279	19	—	2006	40
The Ritz-Carlton, Dearborn, Michigan	—	8	51	5	8	56	64	16	—	1998	40
Denver Tech Center, Colorado	—	6	26	23	6	49	55	17	—	1994	40
Westin Tabor Center, Colorado	41	—	89	3	—	92	92	6	—	2006	40
Desert Springs Resort and Spa, California	80	13	143	108	14	250	264	69	—	1997	40
Gaithersburg/Washingtonian Center, Maryland	—	7	22	6	7	28	35	10	—	1993	40
Hanover, New Jersey	—	5	30	20	6	49	55	17	—	1997	40
Harbor Beach Resort, Florida	134	—	62	75	—	137	137	48	—	1997	40
Houston Airport, Texas	—	—	10	37	—	47	47	33	—	1984	40
Houston Medical Center, Texas	—	—	19	16	—	35	35	12	—	1998	40
Westin Indianapolis, Indiana	34	11	100	5	11	105	116	7	—	2006	40
JW Marriott Hotel at Lenox, Georgia	—	16	21	17	16	38	54	19	—	1990	40

Schedule of Real Estate and Accumulated Depreciation as of December 31, 2008

Description(1)		Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2008				Date of Completion of Construction	Date Acquired	Depreciation Life
	Debt	Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
JW Marriott Houston, Texas	—	4	26	21	6	45	51	19	—	1994	40
JWDC, Washington, D.C.	—	26	98	37	26	135	161	33	—	2003	40
Kansas City Airport, Missouri	—	—	8	21	—	29	29	24	—	1993	40
Westin Kierland, Arizona	134	100	280	2	100	282	382	17	—	2006	40
Fairmont Kea Lani, Hawaii	—	55	294	9	55	303	358	36	—	2003	40
Key Bridge, Virginia	—	—	38	28	—	66	66	45	—	1997	40
Manhattan Beach, California	—	7	29	13	—	49	49	18	—	1997	40
Marina Beach, California	—	—	13	22	—	35	35	12	—	1995	40
Maui Hyatt, Hawaii	—	92	212	18	92	230	322	31	—	2003	40
Memphis, Tennessee	—	—	16	33	—	49	49	17	—	1998	40
Mexico/Polanco, Mexico	—	11	35	4	10	40	50	22	—	1996	40
McDowell Mountains, Arizona	—	8	48	2	8	50	58	5	—	2004	40
Minneapolis City Center, Minnesota	—	—	27	36	—	63	63	33	—	1986	40
New Orleans, Louisiana	—	16	96	101	16	197	213	62	—	1996	40
New York Financial Center, New York	—	19	79	32	19	111	130	36	—	1997	40
New York Marquis, New York	—	—	552	125	—	677	677	358	—	1986	40
Newark Airport, New Jersey	—	—	30	3	—	33	33	12	—	1984	40
Newport Beach, California	100	11	13	112	11	125	136	52	—	1975	40
Orlando Marriott World Center, Florida	300	18	157	294	29	440	469	113	—	1997	40
Pentagon City Residence Inn, Virginia	—	6	29	5	6	34	40	11	—	1996	40
Philadelphia Airport, Pennsylvania	—	—	42	7	2	47	49	15	—	1995	40
Philadelphia CC and HH, Pennsylvania	—	3	144	65	11	201	212	66	—	1995	40
Four Seasons, Philadelphia, Pennsylvania	—	26	60	18	27	77	104	22	—	1998	40
Portland, Oregon	—	6	40	20	6	60	66	21	—	1994	40
Hyatt Regency, Reston, Virginia	—	11	78	16	12	93	105	25	—	1998	40
The Ritz-Carlton, Phoenix, Arizona	—	10	63	4	9	68	77	20	—	1998	40
The Ritz-Carlton, Tysons Corner, Virginia	—	—	89	12	—	101	101	30	—	1998	40
The Ritz-Carlton, San Francisco, California	—	31	123	20	31	143	174	39	—	1998	40
San Antonio Rivercenter, Texas	—	—	86	66	—	152	152	44	—	1996	40
San Antonio Riverwalk, Texas	—	—	45	16	—	61	61	19	—	1995	40
San Diego Hotel and Marina, California	175	—	202	204	—	406	406	107	—	1996	40
San Diego Mission Valley, California	—	4	23	8	4	31	35	10	—	1998	40
San Francisco Airport, California	—	11	48	36	12	83	95	29	—	1994	40
San Francisco Fisherman’s Wharf, California	—	6	20	12	6	32	38	15	—	1994	40

Schedule of Real Estate and Accumulated Depreciation as of December 31, 2008

Description(1)		Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2008				Date of Completion of Construction	Date Acquired	Depreciation Life
	Debt	Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
San Francisco Moscone Center, California	—	—	278	65	—	343	343	146	—	1989	40
San Ramon, California	—	—	22	16	—	38	38	12	—	1996	40
Santa Clara, California	—	—	39	52	—	91	91	53	—	1989	40
Seattle SeaTac Airport, Washington	—	3	42	15	3	57	60	22	—	1998	40
Tampa Waterside, Florida	—	—	—	103	11	92	103	21	2000	—	40
The Ritz-Carlton, Buckhead, Georgia	—	14	81	57	16	136	152	40	—	1996	40
The Ritz-Carlton, Marina del Rey, California	—	—	52	23	—	75	75	25	—	1997	40
The Ritz-Carlton, Naples, Florida	200	19	126	87	20	212	232	76	—	1996	40
The Ritz-Carlton, Naples Golf Lodge, Florida	—	6	—	65	6	65	71	12	2002	—	40
Toronto Airport, Canada	20	5	24	12	5	36	41	12	—	1996	40
Toronto Eaton Center, Canada	31	—	27	17	—	44	44	13	—	1995	40
Toronto Delta Meadowvale, Canada	28	4	20	12	4	32	36	15	—	1996	40
Dulles Airport, Washington, D.C.	—	—	3	32	—	35	35	26	—	1970	40
Washington Dulles Suites, Washington, D.C.	—	3	24	5	3	29	32	10	—	1996	40
Washington Metro Center, Washington D.C.	—	20	24	11	20	35	55	14	—	1994	40
Westfields, Virginia	—	7	32	12	7	44	51	16	—	1994	40
Sheraton Boston, Massachusetts	—	42	262	5	42	267	309	18	—	2006	40
Sheraton, Indianapolis, Indiana	—	3	51	—	3	51	54	3	—	2006	40
Sheraton New York Hotel & Towers, New York	—	346	409	21	346	430	776	32	—	2006	40
Sheraton, Parsippany, New Jersey	—	8	30	5	8	35	43	2	—	2006	40
Sheraton Santiago Hotel & Convention Center, Chile	—	19	11	(5)	15	10	25	1	—	2006	40
San Cristobal Tower, Santiago, Chile	—	7	15	(4)	6	12	18	1	—	2006	40
Sheraton Stamford Hotel, Connecticut	—	6	20	3	6	23	29	2	—	2006	40
St. Regis Hotel, Houston, Texas	—	6	33	9	7	41	48	3	—	2006	40
W New York, New York	—	138	102	27	137	130	267	9	—	2006	40
W Seattle, Washington	—	11	125	1	11	126	137	8	—	2006	40
Westin Cincinnati, Ohio	—	—	54	6	—	60	60	5	—	2006	40
Westin Grand, Washington, D.C.	—	16	80	8	16	88	104	6	—	2006	40
Westin Los Angeles Airport, California	—	—	102	3	—	105	105	7	—	2006	40
Westin Mission Hills Resort, California	—	38	49	9	37	59	96	4	—	2006	40
Westin Seattle, Washington	—	39	175	2	39	177	216	12	—	2006	40

Schedule of Real Estate and Accumulated Depreciation as of December 31, 2008

Description(1)		Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2008				Date of Completion of Construction	Date Acquired	Depreciation Life
	Debt	Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Westin South Coast Plaza, California	—	—	47	7	—	54	54	8	—	2006	40
Westin Waltham Boston, Massachusetts	—	9	59	6	9	65	74	5	—	2006	40
Sheraton San Diego Marina, California	—	—	328	8	—	336	336	22	—	2006	40
Atlanta Perimeter Center, Georgia	—	—	7	33	15	25	40	17	—	1976	40
Denver West, Colorado	—	—	12	8	—	20	20	11	—	1983	40
Greensboro, North Carolina	—	—	19	4	—	23	23	10	—	1983	40
Courtyard Nashua, New Hampshire	—	3	14	6	3	20	23	10	—	1989	40
Hilton Singer Island Oceanfront Resort, Florida	—	3	10	11	3	21	24	9	—	1986	40
Park Ridge, New Jersey	—	—	20	9	—	29	29	8	—	1987	40
Rocky Hill, Connecticut	—	—	17	5	—	22	22	10	—	1991	40
South Bend, Indiana	—	—	8	9	—	17	17	7	—	1981	40
Downers Grove Suites, Illinois	—	2	14	4	2	18	20	7	—	1989	40
Newport Beach Bay view Suites, California	—	6	14	5	6	19	25	6	—	1975	40
Scottsdale Old Town Suites, Arizona	—	3	20	5	3	25	28	7	—	1988	40
Tampa Airport, Florida	—	—	9	17	—	26	26	18	—	2000	40
Sheraton Braintree Hotel, Massachusetts	—	2	5	1	2	6	8	2	—	1962	40
Sheraton Denver, Colorado	—	—	15	7	—	22	22	20	—	1973	40
Sheraton Needham Hotel, Massachusetts	—	5	27	2	5	29	34	2	—	1986	40

Total hotels:	1,436	1,557	8,434	3,107	1,613	11,485	13,098	3,065
Other properties, each less than 5% of total	—	—	5	12	—	17	17	10		various	40

TOTAL	$1,436	$1,557	$8,439	$3,119	$1,613	$11,502	$13,115	$3,075

(1)	Each hotel is operated as a Marriott-brand hotel unless otherwise indicated by its name.

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